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                                                                                                                               FIRST
                                                                                                                             CHARTER
                                                                                                                            NATIONAL
                                                                                                                                BANK

Account Number:    548255

                                                MODIFICATION AND EXTENSION AGREEMENT

STATE OF NORTH CAROLINA
COUNTY OF:  Cabarrus                                                                   Effective Date: May 30            , 19    98
          --------------------------------------                                                       ------------------    ------

         This Modification and Extension Agreement is made and entered into, this  20   day of      May                 , 19 98  by
                                                                                  -----         ------------------------    ----
and between First Charter National Bank, a national banking corporation (hereinafter referred to as "BANK");
    HLM Design, Inc.                                                                        (hereinafter referred to as maker(s) or
------------------------------------------------------------------------------------
co-maker(s) on the Note described below individually and collectively as "BORROWER");
                                                                                      ----------------------------------------------
                                the trustee or successor trustee under the Deed of Trust described below (hereinafter referred to as
--------------------------------
"TRUSTEE"); and             William J. Blalock, Joseph M. Harris and Vernon B. Brannon                the guarantor(s), endorser(s)
                 -----------------------------------------------------------------------------------
or other obligor(s) (if any) on the Note described below, or the owner(s) other than the BORROWER (if any) of any property pledged to secure performance of BORROWER'S obligation to BANK (hereinafter referred to individually and collectively as
"THIRD PARTY").

                                   WITNESSETH:

WHEREAS, BORROWER is indebted to BANK in the original principal sum of:

     One Million and no/100 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -           ($1,000,000.00 )
---------------------------------------------------------------------------------------
which Note has a current principal balance of:

     One Million and no/100 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -           ($1,000,000.00 )

as evidenced by a:

        |_|             Note dated                                                  , made payable to
                                   -----------------------------------------------                    ------------------------------
        |X|  Note and Security Agreement dated   May 30, 1997                                          , which Note is made payable
                                               -------------------------------------------------------
             to  First Charter National Bank
                 -------------------------------------------------------------------------------------------------------------------
        |_|  Note and Deed of Trust dated                                                          , which Note is made payable
                                            ----------------------------------------------------
             to
                --------------------------------------------------------------------------------------------------------------------
            and which Deed of Trust is recorded in Book         ,   Page                    , in the
                                                        -------           ----------------            -----------------
            County Registry and relates to the real property described therein;

said Note, Note and Security Agreement, or Note and Deed of Trust. including any renewals, extensions, or modifications thereof being hereinafter referred to as "CONTRACT" and said CONTRACT being incorporated and made a part hereof by reference; and

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        WHEREAS, BORROWER and BANK mutually desire to modify and amend the provisions of the CONTRACT in the manner hereinafter set forth, it being specifically understood that, except as herein modified and amended, the terms and provisions of the CONTRACT shall remain unchanged and continue in full force as therein written; and

        WHEREAS, THIRD PARTY. if different from BORROWER, and TRUSTEE have agreed to the terms of this modification;

        NOW, THEREFORE, by mutual agreement of the parties and in mutual consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree that said CONTRACT by modified and amended to provide as follows:

INTEREST RATE

     |_| Interest will be paid at the rate of ____% per annum. This rate will be effective the date this CONTRACT is executed.

     |_| Interest will be paid at a variable rate of interest known as the "Contract Rate." This rate will be effective the date this CONTRACT is executed. BORROWER acknowledges that the Contract Rate may increase or decrease based on changes in the Prime Rate published by BANK.

          The Contract Rate will be the BANK'S Prime Rate plus ____ Percentage Points (the "Margin"). The initial Contract Rate is ______ %. The Minimum Contract Rate shall be ____%, and the Maximum Contract Rate shall be ______%, provided that at no time shall the Contract Rate exceed the maximum interest rate allowed by law to be charged by BANK. Increases or decreases in the Contract Rate of interest will: |_| increase or decrease the amount of each payment due thereafter; |_| increase or decrease the final payment due. The Contract Rate will |_| be the Prime Rate in effect on the last day of the preceding month, plus the Margin and changes in the Contract Rate during a month will take effect as of the first business day of the following month; OR |_| change daily assuming there is a change in the Prime Rate; OR |_| as often _______. The BANK'S Prime Rate is not intended or represented to be the lowest or most favorable rate of interest charged or offered by the BANK to its customers.

     |_|  Other:

PRINCIPAL AND INTEREST PAYMENT TERMS:

     |_|  Principal and Interest is payable in full at maturity on __________,
          _____.

     |_| Payable in consecutive ______ installments of: |_| principal, or |_| principal and interest, commencing on _________, 19___; and continuing on the same day of each calendar period thereafter, in _______ equal payments of $____________ , with one final payment of all remaining principal principal and interest due on _________,______.

     |_| Interest is payable _____, commencing on ________, 19__, and continuing on the same day of each calendar period thereafter, with one final payment of all remaining principal and interest due on _________,______.

     |X|  Other: The maturity date on this loan shall be extended to July 30,
          ----------------------------------------------------------------------
          1998
          ----

In the event periodic accruals of interest shall exceed any periodic fixed payment amount described above, the fixed payment amount shall be immediately increased, or additional supplemental interest payments required on the same periodic basis as specified above (increased fixed payments or supplemental payments to be determined in the BANK'S sole discretion), in such amounts and at such times as shall be necessary to pay all accruals of interest for the period and all accruals of unpaid interest from previous periods. Such adjustments to the fixed payment amount or supplemental payments shall remain in effect for so long as the interest accruals shall exceed the original fixed payment amount and shall be further adjusted upward or downward to reflect changes in the variable interest rate. In no event shall the fixed payment amount be reduced below the original fixed payment amount specified above.



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COLLATERAL:

Unless otherwise provided herein, it is expressly understood and agreed by the parties hereto that any and all collateral given as security to insure faithful performance by BORROWER and any THIRD PARTY of any and all obligations to BANK, however created, whether now existing or hereafter arising, shall remain as security for the previously described CONTRACT as modified hereby.

It is expressly understood and agreed by and between the parties hereto that any security agreement, deed of trust, chattel mortgage, trust receipt, assignment, contract or other writing granting BANK security for performance of any obligation to BANK is, to the extent inconsistent herewith, modified and changed to be consistent with the terms of this Modification and Extension Agreement.

     |_|  If marked, the aforesaid CONTRACT, as herein modified, and the performance of any loan agreement between the parties shall be additionally secured by collateral hereinafter described, and a new security instrument shall be executed by the BORROWER and/or THIRD
          PARTY:
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     Date:                          Type of Agreement:                                             From:
           -----------------------                      --------------------------------------           ---------------------------
     Collateral:
                 -------------------------------------------------------------------------------------------------------------------

     Date:                                        Type of Agreement:                                          From:
           -------------------------------------                      -------------------------------------         ----------------

     Collateral:
                 -------------------------------------------------------------------------------------------------------------------
     |_|   If marked, the collateral hereinafter described shall be and hereby is deleted as security for payment of the aforesaid

          CONTRACT:
                    ----------------------------------------------------------------------------------------------------------------
          However, it is understood and agreed that BANK shall not be required or obligated to take any further steps to release said collateral from any lien or security unless BANK determines, in its sole discretion, that it may do so without consequence to its secured position and relative priority in other collateral, and unless BORROWER bears the reasonable cost of such action.

OTHER

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If the CONTRACT being modified by this Agreement is signed by more than one person or entity, the modified CONTRACT shall be the joint and several obligation of all signers, and each provision of the CONTRACT as modified shall apply to each and all of the signers and to the property and liability of each and all of them.

This Modification and Extension Agreement shall bind and inure to the benefit of the successors in interest hereto, and it is expressly understood and agreed that this Agreement is a modification only and not a novation. The original obligation of the BORROWER, as evidenced by the above-described CONTRACT is not extinguished hereby. It is also understood and agreed that, except for the above-indicated modifications said CONTRACT, and/or any other loan documents or agreements and all singular terms and conditions thereof, shall be and remain in force and effect and that this Modification and Extension Agreement shall not release or affect the liability of any co-makers, guarantors, obligors, or endorsers of said CONTRACT. BORROWER specifically consents to the terms of this Modification and Extension Agreement and waives any objection thereto, and further affirms any obligation to BANK previously created. BANK expressly reserves all rights as to any party with right of recourse on the aforesaid CONTRACT.





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        IN WITNESS WHEREOF, this instrument has been executed by the parties hereto and delivered on the day and year first above written.
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Attest:                                                                  First Charter National Bank

----------------------------------                                       By: /s/ Illegible Signature
                                                                            -------------------------
ASSISTANT SECRETARY                                                      VICE PRESIDENT

(CORPORATE SEAL)                                                         BORROWER:

                                                                         --------------------------------------------------(Seal)
                                                                                      BORROWER - INDIVIDUAL


                                                                         --------------------------------------------------(Seal)
                                                                                      BORROWER - INDIVIDUAL

                                                                                       HLM Design, Inc.                    (Seal)
                                                                         --------------------------------------------------
                                                                                      NAME OF CORPORATION
Attest:

/s/ Karen A. Kaplan                                                      By: /s/ Joseph M. Harris
-------------------                                                          ----------------------------------------------
Karen A. Kaplan, Asst. Secretary                                                      Joseph M. Harris, President

(CORPORATE SEAL)                                                         By:
                                                                             ----------------------------------------------
                                                                                                TITLE

                                                                         TRUSTEE:
 .
                                                                                                                           (Seal)
                                                                         --------------------------------------------------
                                                                         THIRD PARTY (Guarantor, Endorser, Etc.):

                                                                         ------------------------------------------------- (Seal)
                                                                         William J. Blalock

                                                                         /s/ Joseph M. Harris                              (Seal)
                                                                         -------------------------------------------------
                                                                         Joseph M. Harris

                                                                         /s/ Vernon B. Brannon                             (Seal)
                                                                         -------------------------------------------------
                                                                         Vernon B. Brannon

                                                                                                                           (Seal)
                                                                         -------------------------------------------------

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